UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07:	Submission of Matters to a Vote of Security Holders
Signatures
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Weyerhaeuser Company (the "Company") Annual Meeting of Shareholders was held on May 12, 2023. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following four items of business:

Proposal 1. Shareholders re-elected the following director nominees to the board of directors for one-year terms of service to expire at the 2024 Annual Meeting of Shareholders: Mark A. Emmert, Rick R. Holley, Sara Grootwassink Lewis, Deidra C. Merriwether, Al Monaco, Nicole W. Piasecki, Lawrence A. Selzer, Devin W. Stockfish, and Kim Williams. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	573,427,190	26,127,314	2,106,420	55,423,569
Rick R. Holley	570,422,801	29,021,290	2,216,833	55,423,569
Sara Grootwassink Lewis	583,534,599	16,097,707	2,028,618	55,423,569
Deidra C. Merriwether	584,690,613	14,924,424	2,045,887	55,423,569
Al Monaco	592,672,786	6,886,551	2,101,587	55,423,569
Nicole W. Piasecki	553,688,500	45,928,643	2,043,781	55,423,569
Lawrence A. Selzer	586,234,642	13,334,567	2,091,715	55,423,569
Devin W. Stockfish	591,546,329	8,051,739	2,062,856	55,423,569
Kim Williams	564,115,607	35,512,070	2,033,247	55,423,569

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
567,352,084	31,180,696	3,128,144	55,423,569

Proposal 3. Shareholders approved, on an advisory and non-binding basis, holding future advisory votes on the compensation of the Company’s named executive officers every year. The final vote results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
593,434,494	807,102	4,851,554	2,567,774	55,423,569

Proposal 4. Shareholders ratified, on an advisory and non-binding basis, the selection and appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
621,438,144	34,773,375	872,974	0

The Company’s next annual meeting of shareholders is scheduled for May 10, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 15, 2023